Exhibit 99.1


                  Cytec Announces Update to Operating Segments


     WEST PATERSON, N.J.--(BUSINESS WIRE)--Jan. 31, 2006--Cytec Industries Inc. (NYSE:CYT) announced today a refinement to its segment reporting structure implemented in the fourth quarter of 2005 based on the creation of the Cytec Specialty Chemicals unit announced in October, 2005. We will continue to report our Cytec Specialty Chemicals results in two segments: Cytec Performance Chemicals, previously called Cytec Performance Specialties and Cytec Surface Specialties. However, the specialty adhesive and urethane product lines, with annual revenues in 2005 of approximately $160 million, are moving from Cytec Surface Specialties to Cytec Performance Chemicals. This refinement better reflects the customer perspective, how we run the business and manage the assets. Cytec Surface Specialties is now made up of product lines that enhance the surface qualities of products primarily in the global coatings and inks markets. Cytec Performance Chemicals is comprised of specialty chemical product lines servicing a variety of industrial global markets including mining, plastics, adhesives, and water treatment.
     David Lilley, Chairman, President and Chief Executive Officer said, "The new Cytec Specialty Chemicals organization, headed by Shane Fleming, is focused on delivering earnings growth through developing new products, geographic expansion and operational excellence programs such as business process improvements and cost efficiencies in the areas of manufacturing, procurement, supply chain and various other support functions. Shane and his strong team have a number of challenges ahead of them but I am confident that this realignment of the product lines will bring greater focus on the growth opportunities in each segment."

     A brief summary of our reportable segments reflecting the realigned product lines is as follows:

     -- Cytec Performance Chemicals - Includes water treatment chemicals, mining chemicals, specialty additives and phosphines, polymer additives, specialty adhesives and urethanes.

     -- Cytec Surface Specialties - Includes radcure resins, powder resins and liquid coating resins.

     --   Cytec Engineered Materials is unchanged.

     --   Building Block Chemicals is unchanged.

     Segment results by quarter and full year 2004 and the first three quarters of 2005 reflecting this change are provided at the end of this release.

     Forward-Looking and Cautionary Statements

     Except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in our filings with the Securities and Exchange Commission.

     Corporate Profile

     Cytec Industries Inc. is a global specialty chemicals and materials company focused on developing, manufacturing and selling value-added products with estimated sales in 2005 of approximately $3.0 billion. Our products serve a diverse range of end markets including aerospace, adhesives, automotive and industrial coatings, chemical intermediates, inks, mining, plastics and water treatment. We use our technology and application development expertise to create chemical and material solutions that are formulated to perform specific and important functions in the finished products of our customers.




                CYTEC INDUSTRIES INC. AND SUBSIDIARIES
          CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS
                          BY BUSINESS SEGMENT
                RESTATEMENT FOR SEGMENT REORGANIZATION
                          Millions of dollars
                              (Unaudited)


                                   Three Months Ended          Year
                                   ------------------           Ended
                           March 31  June 30  Sept 30  Dec 31  Dec 31
                            2004      2004     2004     2004    2004
                            ----      ----     ----     ----    ----

Net Sales

Cytec Performance
 Chemicals                $167.0     175.7    187.3    182.9    712.9

Cytec Surface Specialties   65.3      66.8     64.8     63.8    260.7

Cytec Engineered Materials 120.3     128.1    121.2    117.4    487.0

Building Block Chemicals    62.6      51.3     60.2     86.5    260.6
                          --------------------------------------------
                  TOTAL   $415.2     422.0    433.5    450.6  1,721.3
                          ============================================


                                    Three Months Ended          Year
                                    ------------------          Ended
                         March 31   June 30  Sept 30   Dec 31   Dec 31
                           2004      2004     2004      2004    2004
                           ----      ----     ----      ----    ----
Earnings From Operations

Cytec Performance
 Chemicals                $  9.6      12.6     15.7     19.6     57.5

Cytec Surface Specialties    8.5      10.1      5.1      5.0     28.7

Cytec Engineered Materials  23.5      26.7     19.5     13.8     83.4

Building Block Chemicals     6.9       2.0      3.7      3.1     15.6

Unallocated                 (1.8)     (2.5)   (10.1)    (3.2)   (17.5)
                          --------------------------------------------
                  TOTAL   $ 46.7      48.9     33.9     38.3    167.7
                          ============================================




                CYTEC INDUSTRIES INC. AND SUBSIDIARIES
          CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS
                          BY BUSINESS SEGMENT
                RESTATEMENT FOR SEGMENT REORGANIZATION
                          Millions of dollars
                              (Unaudited)



                             Three Months Ended
                             ------------------      Nine Months Ended
                          March 31  June 30  Sept 30     Sept. 30
                            2005     2005     2005         2005
                            ----     ----     ----         ----

Net Sales

Cytec Performance
 Chemicals                 $196.0    227.3    211.6       634.9


Cytec Surface Specialties   168.2    371.2    353.6       893.0

Cytec Engineered Materials  127.8    141.0    135.7       404.5

Building Block Chemicals     71.9     73.9     59.9       205.7
                           ------------------------------------
                    TOTAL  $563.9    813.4    760.8     2,138.1
                           ====================================


                               Three Months Ended
                               ------------------    Nine Months Ended
                          March 31  June 30  Sept 30     Sept. 30
                            2005     2005     2005        2005
                            ----     -----   ------       ----
Earnings From Operations

Cytec Performance
 Chemicals                 $  7.6     15.4     16.6        39.6

Cytec Surface Specialties   (27.9)    15.6     20.3         8.0

Cytec Engineered Materials   23.4     25.3     27.6        76.3

Building Block Chemicals      7.3      6.8     (4.4)        9.7

Unallocated                  (3.3)    (2.1)    (4.5)       (9.9)
                           ------------------------------------
                    TOTAL  $  7.1     60.9     55.6       123.7
                           ====================================



Notes:

For the quarter ended March 31, 2005:

     - Cytec Performance Chemicals includes a pre-tax charge of $7.0 for acquired in-process research and development costs and a pre-tax charge of $1.3 million for acquired finished goods inventory recorded at fair value which exceeded normal manufacturing cost; both in connection with the Surface Specialties acquisition.
     - Cytec Surface Specialties includes a pre-tax charge of $30.1 for acquired in-process research and development costs and a pre-tax charge of $9.2 million for acquired finished goods inventory recorded at fair value which exceeded normal manufacturing cost; both in connection with the Surface Specialties acquisition.

For the quarter ended June 30, 2005:

     - Cytec Performance Chemicals includes a pre-tax charge of $1.3 million for acquired finished goods inventory recorded at fair value which exceeded normal manufacturing in connection with the Surface Specialties acquisition.
     - Cytec Surface Specialties includes a pre-tax charge of $9.0 million for acquired finished goods inventory recorded at fair value which exceeded normal manufacturing cost in connection with the Surface Specialties acquisition.

    CONTACT: Cytec Industries Inc.
             Investment Community:
             David M. Drillock, 973-357-3249
             or
             Media:
             Gail Petersen, 973-357-3319